Exhibit 10.88

AMENDMENT NUMBER NINE TO THE
METLIFE LEADERSHIP DEFERRED COMPENSATION PLAN
(As amended and restated effective with respect to salary and Cash Incentive Compensation January 1, 2005 and with respect to Stock Compensation, April 15, 2005)

The MetLife Leadership Deferred Compensation Plan (“the Plan”) is hereby amended, effective January 1, 2015, as follows:

1.	Section 22.11 containing the definition of “Eligible Associate” is amended to delete subsection (d) added by Amendment Number Five to the Plan.

2.	Section 22.24 containing the definition of “Officer” is amended to delete the last sentence in that definition referring to grade levels 32, 120 and 123.

3.	Section 22.32 “Stock Compensation” is hereby amended to read as follows:

“22.32 “Stock Compensation” shall mean compensation payable in the form of shares of MetLife, Inc. Stock including awards in that form under the Long Term Performance Compensation Plan, the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, the MetLife, Inc. 2015 Stock and Incentive Compensation Plan and any successor plans thereto.”

IN WITNESS WHEREOF, MetLife, Inc. has caused this amendment to be executed on the 30th day of December, 2014, by the duly authorized individual below.

MetLife, Inc.

By _____/s/__Mark J. Davis_______
Mark J. Davis, Plan Administrator

Date ___12-30-2014______________

Witnessed by:

__/s/__Candice Martin______________